UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Agios Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

P.O. BOX 8016, CARY, NC 27512-9903

Agios Pharmaceuticals, Inc.

Important Notice Regarding the

Availability of Proxy Materials

For the Stockholders Meeting to be held on May 20, 2021

For Stockholders as of record on March 31, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. we encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to register to attend the virtual annual meeting, go to: www.proxydocs.com/AGIO

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

            CONTROL NUMBER

For a convenient way to view proxy materials
and VOTE go to www.proxydocs.com/AGIO
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
Proxy Materials Available to View or Receive:
Annual Report and Proxy Statement

If you want to receive a paper or e-mail copy of the proxy materials, you must request one.

There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 10, 2021.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/AGIO	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Agios Pharmaceuticals, Inc.
Meeting Type: Annual Meeting of Stockholders
Date:	Thursday, May 20, 2021
Time:	09:00 AM, Eastern Time
Place:	Meeting live via the internet - please visit
proxydocs.com/AGIO for more details

You must register to attend the meeting online and/or participate at www.proxydocs.com/AGIO
SEE REVERSE FOR FULL AGENDA

Agios Pharmaceuticals, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3

PROPOSAL

1.	To elect each of the three Class II director nominees set forth in the Proxy Statement for three-year terms expiring at the 2024 annual meeting of stockholders

1.01 Kaye Foster

1.02 Maykin Ho

1.03 John Maraganore

2.	To vote, on an advisory basis, to approve named executive officer compensation

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021

To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

Attending and Voting Online During the Meeting: The annual meeting will be a virtual meeting. you will need your 12 digit control number set forth in the box above in order to attend the meeting and vote online. To participate in the annual meeting, you must register at www.proxydocs.com/AGIO prior to the deadline of May 18, 2021 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your proxy card, this notice and subsequent instructions that will be delivered to you via email.